Exhibit 99.2

FIRST OF LONG ISLAND

Follow-On Offering of Common Shares

May 2016

Ticker: FLIC

www.fnbli.com Michael N. Vittorio President & CEO

Offering Disclosure

Free Writing Prospectus

The First of Long Island Corporation has filed a registration statement (including a prospectus and a related prospectus supplement) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and the prospectus supplement in that registration statement and other documents The First of Long Island Corporation has filed with the SEC for more complete information about The First of Long Island Corporation and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, copies of the preliminary prospectus supplement and the prospectus relating to the offering may be obtained from Sandler O’Neill + Partners, L.P., 1251 Avenue of the Americas, 6th Floor, New York, NY 10020, (866) 805-4128.

Forward Looking Statements and Risk Factors

This presentation contains forward-looking information for The First of Long Island Corporation. Such information constitutes forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Please refer to the discussion of the risk factors set forth in the prospectus supplement and the documents incorporated by reference therein for those factors that may cause actual results to differ materially from the results discussed in these forward-looking statements.

3 Offering Summary Issuer: The First of Long Island Corporation

Type of Offering: Follow-On Public Offering

Type of Security: Common Stock

Ticker Symbol: FLIC

Exchange: The NASDAQ Capital Market

Offering Size: $35 Million

Over-Allotment Option: 15%

Use of Proceeds: General Corporate Purposes, Including Support For Organic Growth and Financing Possible Acquisitions of Branches or Fee-Based Businesses

Book-Running Manager: Sandler O’Neill + Partners, L.P.

Franchise Overview

Operates on Long Island and in Two Boroughs of New York City

Provides Full Range of Financial Services to:

Small Businesses

Middle Market Companies

Local Municipalities

Professional Practices

Service Conscious Retail Customers

44 Branches

Nassau County, Long Island: 24

Suffolk County, Long Island: 16

Manhattan: 2

Queens: 2 (Opened in 2015)

Brooklyn: Opening Branch in 2016

Investment and Trust Services Through Our Investment Management Division

5

Experienced Executive Staff Executive Title Years with FLIC Years in Banking

Michael N. Vittorio President & Chief Executive Officer 14 41

Sallyanne K. Ballweg Senior Executive Vice President 9 38

Mark D. Curtis EVP, Chief Financial Officer and Treasurer 19 28

Christopher Becker EVP, Chief Risk Officer 5 27

Paul J. Daley EVP, Senior Commercial Banking Officer 20 32

Richard Kick EVP, Senior Retail Lending Officer, Senior Facilities Administrator and Chief Security Officer 25 35

Donald L. Manfredonia EVP, Senior Lending Officer and Deputy CRA Officer – Lending 34 42

Richard P. Perro EVP, Branch Administration & Deputy Security Officer 14 27

Strategic Objectives

Maintain Pristine Credit Quality

Perpetuate Operational Efficiency

Branch Expansion

Continue to Grow Reputation and Brand Identity

Expand Fee Income Opportunities

Effective Balance Sheet Management

Attract and Retain Talented Executives and Staff

Financial Summary

Data as of March 31, 2016

Note: The First of Long Island Corporation has $220,000 of total intangible assets

Source: Company documents, SNL Financial LC Total Assets: $3.2 Billion Total Loans: $2.3 Billion Total Deposits: $2.6 Billion Loans / Deposits: 90.3% Nonaccrual Loans/ Loans: 0.06% Common Stockholders’ Equity: $260.4 Million Book Value per Common Share: $18.32 Regulatory Capital Ratios at 3/31/2016 7.92% Common Equity Tier 1 Risk-Based Capital Ratio: 12.95% Tier 1 Risk Based Capital Ratio: 12.95% Total Risk Based Capital Ratio: 14.21%

Evolution of Branch Distribution

Year-End 2000

Year-End 2010

19 Branches

33 Branches

Evolution of Branch Distribution 2016 Branch Distribution Summary

Existing Branch

Coming Soon 46 Branches

10 First Quarter 2016 Highlights

Net Income Increased 14.6% to $7.4 Million

Earnings Per Share Increased 13.0% to $0.52

Cash Dividends Per Share Increased 5.3% to $0.20

22.9% Growth in the Average Balance of Loans

19.3% Growth in the Average Balance of Total Deposits

19.2% Growth in the Average Balance of Noninterest-Bearing Checking Deposits

Total Assets of $3.2 Billion at Quarter End, Increasing 15.9%

Note: Reported increases in financial data are comparisons of the current three-month period (March 31, 2016) to the same period last year (March 31, 2015)

YOY Growth:

12.5%

11 Net Income Net Income ($000)

Source: Company documents, SNL Financial LC

CAGR: 7.7% $11,227 $11,482 $12,962 $13,463 $18,392 $19,457 $20,393 $21,300 $23,014 $25,890 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

12 Net Income Net Income ($000)

Source: Company documents, SNL Financial LC

% Increase: 14.6% $6,485 $7,430 2015Q1 2016Q1

13 Earnings Per Share

Earnings Per Share ($)

CAGR: 5.9% Source: Company documents, SNL Financial LC $0.97 $1.01 $1.18 $1.23 $1.53 $1.46 $1.51 $1.55 $1.65 $1.83 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

YOY Growth:

10.9%

Earnings Per Share

Earnings Per Share ($)

Source: Company documents, SNL Financial LC

% Increase: 13.0% $0.46 $0.52 2015Q1 2016Q1

Dividends Per Share

Dividends Per Share ($)

CAGR: 10.4%

Source: Company documents, SNL Financial LC $0.33 $0.39 $0.44 $0.51 $0.56 $0.60 $0.64 $0.68 $0.72 $0.78 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

YOY Growth:

8.3%

Dividends Per Share ($)

Source: Company documents, SNL Financial LC

% Increase: 5.3% $0.19 $0.20 2015Q1 2016Q1

Dividends Per Share

Book Value Per Share Book Value Per Share ($)

Source: Company documents, SNL Financial LC

CAGR: 8.6% $8.40 $9.15 $9.50 $10.77 $12.00 $14.35 $15.21 $15.06 $16.80 $17.78 $18.32 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016Q1

YOY Growth:

5.8%

Quarterly Increase:

3.0%

Historical Shareholder Wealth Creation

Five Year Total Shareholder Return1 (%)

Simple Price Appreciation

Dividends Reinvested

100.00%

100.00%

94.71%

91.52%

105.35%

98.47%

164.09%

149.06%

166.36%

147.97%

182.27%

156.47%

187.36%

159.65%

2010 2011 2012 1213 2014 2015 20163

Ten Year Total Shareholder Return2 (%)

Simple Price Appreciation

Dividends Reinvested

100.00%

100.00%

106.29%

104.05%

93.39%

87.81%

123.35%

112.43%

135.33%

119.53%

159.20%

136.14%

150.78%

124.59%

167.72%

134.06%

261.24%

202.93%

264.85%

201.44%

290.18%

213.02%

298.27%

217.35%

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 20163

(1) Based on starting stock price on December 31, 2010

(2) Based on starting stock price on December 30, 2005

(3) Market data as of April 29, 2016

Source: Company documents, SNL Financial LC

Commitment to Organic Growth

Total Assets ($Millions)

CAGR: 12.7%

Source: Company documents, SNL Financial LC $954.2 $1,069.0 $1,261.6 $1,675.2 $1,711.0 $2,022.4 $2,108.3 $2,399.9 $2,721.5 $3,130.3 $3,234.4 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016Q1

YOY Growth:

15.0%

Quarterly Increase:

3.3%

Total Loans

Source: Company documents, SNL Financial LC

Gross Loans ($Millions) $986 $1,147 $1,478 $1,805 $2,248 $2,309 2011 2012 2013 2014 2015 2016Q1

CAGR: 19.5%

YOY Growth:

24.5%

Quarterly Increase:

2.7%

Total Deposits

Source: Company documents, SNL Financial LC

Total Deposits ($Millions)

CAGR: 13.8% $1,503 $1,633 $1,782 $1,985 $2,285 $2,556 2011 2012 2013 2014 2015 2016Q1

YOY Growth:

15.1%

Quarterly Increase:

11.9%

Total DDA

DDA ($ Millions)

CAGR: 13.9%

Source: Company documents $436 $529 $599 $656 $778 $768 2011 2012 2013 2014 2015 2016Q1

YOY Growth:

18.6%

Quarterly Change:

-1.3%

Consistent Profitability

Assets (%)

Source: Company documents, SNL Financial LC 1.05% 0.99% 0.95% 0.92% 0.89% 0.94% 2011 2012 2013 2014 2015 2016Q1 11.15% 10.19% 10.49% 10.25% 10.64% 11.62% 2011 2012 2013 2014 2015 2016Q1 51.5% 53.7% 51.9% 51.7% 51.1% 51.2% 2011 2012 2013 2014 2015 2016Q1 1.98% 1.82% 1.76% 1.67% 1.57% 1.58% 2011 2012 2013 2014 2015 2016Q1

Asset Quality Ratios

Source: Company documents Dollars in Thousands December 31, March 31, 2011 2012 2013 2014 2015 2016 Total Past Due, Nonaccrual and Restructured Loans: Past Due 30 Through 89 Days 740 884 184 2,186 1,003 265 Nonaccrual 3,211 4,098 4,496 1,704 1,435 1,313 Troubled Debt Restructurings 5,394 4,383 3,089 1,984 4,481 4,438 Allowance for Loan Losses 16,572 18,624 20,848 23,221 27,256 27,524 Allowance for Loan Losses as a Percentage of Total Loans 1.68% 1.62% 1.41% 1.29% 1.21% 1.19% Allowance for Loan Losses as a Multiple of Nonaccrual Loans 5.2x 4.5x 4.6x 13.6x 19.0x 21.0x Past Due 30 Through 89 Days / Loans 0.08% 0.08% 0.01% 0.12% 0.04% 0.01% Nonaccrual Loans / Loans 0.33% 0.36% 0.30% 0.09% 0.06% 0.06% Net Chargeoffs / Average Loans 0.16% 0.15% 0.06% 0.05% 0.01% 0.00%

Investment Considerations

Measured and Disciplined Approach to Risk and Growth

Consistent and Pristine Asset Quality Over the Years and Throughout the Great Recession

Strong and Consistent Profitability Despite Fragile Economy

Operating in One of the Best Retail Banking Markets in the Country

Our Brand and Reputation Continue to Grow

Experienced Executive Staff

Compelling/Abundant Opportunities Going Forward

Well-Positioned for Rising Interest Rate Environment

Appendix

27 Recent Franchise Expansion Hewlett Branch 1301 Broadway

Opened: February 1, 2016

Total Deposits¹: $40 Million

(1)As of March 17, 2016 Source: Company documents

28 Recent Franchise Expansion Howard Beach Branch 159-14 Cross Bay Boulevard

Opened: September 28, 2015

Total Deposits¹: $24 Million

Whitestone Branch 19-01 Utopia Parkway

Opened: December 14, 2015

Total Deposits¹: $80 Million

(1)As of March 17, 2016 Source: Company documents

29 Recent Franchise Expansion Melville Branch 555 Broad Hollow Road

Opened: April 20, 2015

Total Deposits¹: $31 Million

Patchogue Branch 392 East Main Street

Opened: March 30, 2015

Total Deposits¹: $43 Million

(1)As of March 17, 2016 Source: Company documents

Loan Composition

Loan Approval Generally Requires: Loan to Value Ratio of 75% or Less FICO Score of 700 or Better Debt Service Coverage Ratio of 1.25x or Better and a Stressed Debt Service Coverage Ratio of 1.0x or Better

Residential Loans in Excess of $1 Million and Other Loans in Excess of $500,000 Generally Require the Approval of the Management Loan Committee

Loans in Excess of $10 Million Require the Approval of Two Non-Management Members of the Board Loan Committee

Loans in Excess of $15 Million Require the Recommendation of the Management Loan Committee and the Approval of a Majority of the Board

(Dollar Values in Thousands)

Loan Composition as of 3/31/2016

Loan Type Balance% Total

C&I $102,257 4.4%

Commercial Mortgages 1,044,950 45.2%

Residential Mortgages 1,068,824 46.3%

Home Equity Lines 87,290 3.8%

Consumer & Other 5,831 0.3%

Total $2,309,152 100.0%

Home Equity Lines 3.8%

Consumer & Other

0.3%

C&I 4.4%

Residential Mortgages 46.3%

Commercial Mortgages 45.2%

Source: Company documents, SNL Financial LC

Deposit Composition

19.3% Growth¹ in the Average Balance of Total Deposits

19.2% Growth¹ in the Average Balance of Noninterest-Bearing Checking Deposits

Our Growth Reflects the Type of Franchise Value We are Building with Our Lucrative Target Markets: Small Businesses

- $500,000—$10 Million in Sales Middle Market Companies

- $10 Million—$100 Million in Sales Local Municipalities Professional Practices

- Doctors, Lawyers, Dentists and CPAs Service Conscious Retail Customers

(Dollar Values in Thousands)

Deposit Composition as of 3/31/2016

Deposit Type Balance% Total

Checking $767,797 30.0%

Savings, NOW & Money Market 1,481,455 58.0%

Time Under $100K 109,285 4.3%

Time $100K and Over 197,466 7.7%

Total $2,556,003 100.0%

Time Under $100K

4.3%

Time $100K and Over 7.7%

Checking 30.0%

Savings, NOW & Money Market 58.0%

(1) March 31, 2016 results compared to the same period last year (March 31, 2015) Source: Company documents, SNL Financial LC

Investment Securities Composition

The Securities Portfolio is Primarily Comprised of: Direct Obligations of the U.S.

Government and its

Agencies, Majority of Which are GNMA

Obligations of States and Political Subdivisions, Rated AA or Better by Major Ratings Agencies

Exceptional Quality

No Corporate Bond, Subordinated Debt or Trust Preferred Holdings We Perform Our Own Credit Analysis Periodic Assessments of the Municipals in Our Portfolio

(Dollar Values in Thousands)

Investment Securities Composition as of 3/31/2016

Security Type Balance% Total

State and Municipals (HTM) $12,203 1.5%

Pass-Through Mortgage (HTM) 560 0.1%

Collateralized Mortgage Obligations (HTM) 815 0.1%

State and Municipals (AFS) 453,957 56.9%

Pass-Through Mortgage (AFS) 177,532 22.2%

Collateralized Mortgage Obligations (AFS) 153,483 19.2%

Total $798,550 100.0%

State and Municipals (HTM) 1.5%

Pass-Through Mortgage (HTM) 0.1%

Collateralized Mortgage Obligations (HTM) 0.1%

Collateralized Mortgage Obligations (AFS) 19.2%

Pass-Through Mortgage (AFS) 22.2%

State and Municipals (AFS) 56.9%

Source: Company documents, SNL Financial LC

Recognition

Sandler O’Neill + Partners Recognized The First of Long Island

Corporation as a “Recession Resistant” Bank in its Industry Note

“Ideas to Bank On.” (February 2016)

2016

The First of Long Island Corporation was Recognized by SNL

Financial as One of the Top 100 Best-Performing Community Banks

in 2015. (March 2016)

2015 Efficient The First Bank National in the Bank Country of Long by Island American is Named Banker. the 59th Most-

The First of Long Island Corporation’s Stock was Named as a

2014 TBV, Tangible Among Book Other Value Criteria, Winner for by the SNL Twelve Financial and Three for its Months Growth Ended in

March 31, 2014. (July 2014)

Recognition

“Risk Management—How The First of Long Island Became the Best

2013 Little Bank in America” as Reported by Long Island Business

News. (May 10-16, 2013)

“The First of Long Island Corporation is the 70th Most Efficient

2012 Bank Holding Company in the Country” as Reported by the

American Banker. (July 23, 2012)

2011 Million “Best Performing and $5 Billion,” Bank in as New Reported York State by SNL with Financial. Assets Between $500

Named as One of the Two Highest Performing Banks in New York

2010 the State Global by Bank Leader Intelligence in Information Solutions, Management a Division and Electronic of FISERV,

Commerce Systems for the Financial Services Industry.

Experienced Executive Staff

Executive

Michael N. Vittorio

Sallyanne K. Ballweg

Mark D. Curtis

Title

President & Chief

Executive Officer

Senior Executive Vice

President

EVP, Chief Financial

Officer and Treasurer

Background

Division Executive – Managed Small to Middle

Market Business at Chase Manhattan Bank

Senior Lending Officer – Served Small Businesses

Nationwide for Chase Manhattan Bank

Senior Vice President – Responsible for Managing

Chase Insurance Agency’s Insurance Brokerage and

Advisory Service Business at J.P. Morgan

Joined The First of Long Island in 2002 and Became

President & CEO in 2003

Served as Senior Vice President and Queens Market

Manager for J.P. Morgan Chase

Joined The First of Long Island as Senior Executive

Vice President in 2007

Senior Audit Manager at KPMG

CFO at Gateway Bancorp in Staten Island Before its

Sale in 1995

EVP, CFO and Treasurer at The First of Long Island

Since 1997

Experienced Executive Staff

Executive

Christopher Becker

Paul J. Daley

Richard Kick

Title

EVP, Chief Risk Officer

EVP, Senior Commercial

Banking Officer

EVP, Senior Retail

Lending Officer, Senior

Facilities Administrator

and Chief Security Officer

Background

EVP and Chief Operating Officer at Bridge Bancorp,

Inc.

EVP and CFO at Smithtown Bancorp, Inc. in

Smithtown, NY Prior to its Sale in 2010

EVP and Chief Risk Officer at The First of Long

Island Since 2011

VP-Team Leader Commercial Real Estate Group at

North Fork Bank

VP-Team Leader Private Bank at NatWest USA

EVP, Senior Commercial Banking Officer at The

First of Long Island Since 1996

VP at Ensign Bank FSB, Head of Consumer Lending

(NY, NJ & FL)

VP Oxford Resources Corp, Head of Credit Corp

Division. a National Retail Sales-Finance Company

EVP, Senior Retail Lending Officer at The First of

Long Island Since 1991

Experienced Executive Staff

Executive

Donald L. Manfredonia

Richard P. Perro

Title

EVP, Senior Lending

Officer and Deputy CRA

Officer – Lending

EVP, Branch

Administration & Deputy

Security Officer

Background

EVP at The First of Long Island Since 1982

Credit Card Fraud Supervisor Chemical Bank

VP-Branch Manager NatWest Bank and North Fork

Bank

EVP, Branch Administration at The First of Long

Island Since 2002